THE PREFERRED INCOME MANAGEMENT FUND

Dear Shareholder:

    The Preferred Income Management Fund continues on a steady course despite tumultuous economic and political conditions around the world. Total return on net asset value, including both income and principal change, was 0.9% for the quarter ended August 31, 1998 and 7.2% for the first three quarters of fiscal 1998.

    Tumbling common stock prices in this country and near economic collapse in Russia and parts of Asia have resulted in a classic "flight to safety." The yields of U.S. Treasury bonds have fallen, causing their prices to rise strongly while, at the same time, the markets for junk bonds and emerging market debt are in shambles. Better quality domestic corporate bonds and preferreds, in which the Fund invests, have been caught in the middle, sharing neither the prosperity of Treasuries nor the misery of distressed markets.

    Our strategy of hedging by purchasing put options on Treasury bond futures was up to the challenge of these difficult markets. We expect the Fund to lose money on its hedges when the price of long term Treasury bonds rise. However, the maximum loss on purchased put options is limited to the comparatively small amount paid for the options, which kept our hedge losses under control. Thus, even though the Fund's preferred stock holdings did not match the strength in Treasuries, we were still able to produce positive returns after hedging. "All's well that ends well."

    A chaotic investment climate usually helps patient investors once the smoke clears. We believe select hybrid preferreds now present exceptional opportunities, even for corporate investors that normally favor traditional preferreds eligible for the Dividend Received Deduction. In response, we have roughly doubled the Fund's position in hybrids over the course of the current fiscal year to approximately 45% of the portfolio.

    Adjustable rate preferreds (ARPs) have been a welcome source of cash for adding to hybrids. In part, this has been due to redemptions of ARPs by issuers at prices that we were happy to get. ARPs now account for roughly 13% of the Fund's portfolio, down from approximately 26% at the start of the current fiscal year and a high of 37% less than two years ago.

    In view of the Horejsi family group's ownership of approximately 42% of the Fund's common stock, it now seems inevitable that a change in control of the Fund's Board of Directors will occur no later than the next Annual Meeting. In order to make the transition as smooth as possible, all of the Fund's directors, except for Mr. Horejsi and Mr. Duff, and all of its principal officers have resigned effective January 15, 1999. As shareholders will recall, Mr. Horejsi and Mr. Duff were elected to the Board last spring as a result of a proxy contest between the Fund's management and the Horejsi group. Mr. Horejsi has indicated that he would like Flaherty & Crumrine Incorporated to continue indefinitely as investment adviser for the Fund's preferred stock portfolio and that he will shortly be communicating to the shareholders concerning his thoughts about the Fund's future policies.

                                           Sincerely yours,

                                           /s/ Robert T. Flaherty

                                           Robert T. Flaherty
                                           Chairman of the Board
October 7, 1998

--------------------------------------------------------------------------------
Preferred Income Management Fund Incorporated
SUMMARY OF INVESTMENTS
AUGUST 31, 1998 (UNAUDITED)
----------------------------------------------

                                                                          PERCENT OF
                                                               VALUE      TOTAL NET
                                                              (000'S)       ASSETS
                                                              --------    ----------
ADJUSTABLE RATE PREFERRED STOCKS
     Utilities..............................................  $ 11,579        5.0%
     Banking................................................    18,873        8.2
                                                              --------      -----
          Total Adjustable Rate.............................    30,452       13.2
                                                              --------      -----
FIXED RATE PREFERRED STOCKS AND SECURITIES
     Utilities..............................................    79,534       34.5
     Banking................................................    41,414       17.9
     Financial Services.....................................    35,774       15.5
     Industrial.............................................     9,447        4.1
     Insurance..............................................    21,525        9.3
                                                              --------      -----
          Total Fixed Rate..................................   187,694       81.3
                                                              --------      -----
TOTAL PREFERRED STOCKS AND SECURITIES.......................   218,146       94.5
COMMON STOCKS
     Utilities..............................................     8,822        3.8
REPURCHASE AGREEMENT........................................     1,839        0.8
PURCHASED PUT OPTIONS.......................................       332        0.1
                                                              --------      -----
TOTAL INVESTMENTS...........................................   229,139       99.2
OTHER ASSETS AND LIABILITIES (NET)..........................     1,728        0.8
                                                              --------      -----
          TOTAL NET ASSETS..................................  $230,867      100.0%
                                                              ========      =====

FINANCIAL DATA

PER SHARE OF COMMON STOCK (UNAUDITED)
-------------------------------------------------

                                                                                              DIVIDEND
                                                  DIVIDEND    NET ASSET        NYSE         REINVESTMENT
                                                    PAID        VALUE      CLOSING PRICE      Price(1)
                                                  --------    ---------    -------------    ------------
December 31, 1997...............................   $0.470      $16.15        $15.9375          $16.14
January 31, 1998................................    0.081       16.22         15.6250           15.69
February 28, 1998...............................    0.081       16.22         15.1875           15.18
March 31, 1998..................................    0.081       16.33         14.1875           14.44
April 30, 1998..................................    0.081       16.27         14.0625           14.19
May 31, 1998....................................    0.081       16.39         14.5000           14.52
June 30, 1998...................................    0.081       16.49         14.5625           14.63
July 31, 1998...................................    0.081       16.25         14.5625           14.38
August 31, 1998.................................    0.081       16.27         14.1875           14.36

---------------

(1) Whenever the net asset value per share of the Fund's common stock is less than or equal to the market price per share on the payment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of common stock will be purchased in the open market.

--------------------------------------------------------------------------------
                                   Preferred Income Management Fund Incorporated
                                           STATEMENT OF CHANGES IN NET ASSETS(1)
                                   NINE MONTHS ENDED AUGUST 31, 1998 (UNAUDITED)
              ------------------------------------------------------------------

OPERATIONS:
    Net investment income...................................  $  9,151,041
    Net realized gain on investments sold...................     8,200,510
    Net unrealized depreciation of investments during the
     period.................................................    (4,737,533)
                                                              ------------
        Net increase in net assets from operations..........    12,614,018
DISTRIBUTIONS:
    Dividends paid from net investment income to MMP*
     Shareholders...........................................    (2,741,867)
    Distributions paid from net realized capital gains to
     MMP* Shareholders(3)...................................       (49,227)
    Dividends paid from net investment income to Common
     Stock Shareholders(2)..................................    (7,792,356)
    Distributions paid from net realized capital gains to
     Common Stock Shareholders(3)...........................    (2,735,564)
                                                              ------------
        Net decrease in net assets..........................      (704,996)
NET ASSETS:
    Beginning of period.....................................   231,571,604
                                                              ------------
    End of period...........................................  $230,866,608
                                                              ============

                                                         FINANCIAL HIGHLIGHTS(1)
                                   NINE MONTHS ENDED AUGUST 31, 1998 (UNAUDITED)
                           FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD.
             -------------------------------------------------------------------

OPERATING PERFORMANCE:
    Net asset value, beginning of period....................  $      16.33
                                                              ------------
    Net investment income...................................          0.97
    Net realized gain and unrealized depreciation on
     investments............................................          0.37
                                                              ------------
    Net increase in net asset value resulting from
     investment operations..................................          1.34
DISTRIBUTIONS:
    Dividends declared to MMP* Shareholders.................         (0.29)
    Distributions paid from net realized capital gains to
     MMP* Shareholders(3)...................................         (0.01)
    Dividends paid from net investment income to Common
     Stock Shareholders(2)..................................         (0.83)
    Distributions paid from net realized capital gains to
     Common Stock Shareholders(3)...........................         (0.29)
    Change in accumulated undeclared dividends on MMP*
     Shareholders...........................................          0.02
                                                              ------------
    Total distributions.....................................         (1.40)
                                                              ------------
    Net asset value, end of period..........................  $      16.27
                                                              ============
    Market value, end of period.............................  $    14.1875
                                                              ============
    Common shares outstanding, end of period................     9,416,743
                                                              ============
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK
  SHAREHOLDERS:
    Net investment income...................................          5.65%**
    Operating expenses......................................          1.93%**
SUPPLEMENTAL DATA:
    Portfolio turnover rate.................................            71%
------------------------------------------------------------
Ratio of operating expenses to Total Average Net Assets
  including MMP*............................................          1.29%**

(1) These tables summarize the nine months ended August 31, 1998 and should be read in conjunction with the Fund's audited financial statements, including footnotes, in its Annual Report dated November 30, 1997.
(2) Includes dividends earned, but not paid out, in prior fiscal year.
(3) Paid from capital gains realized, but not paid out, in prior fiscal year.
*   Money Market Cumulative Preferred(TM) Stock.
**  Annualized.

     DIRECTORS
       Donald F. Crumrine, CFA
       James G. Duff
       Robert T. Flaherty, CFA
       Morgan Gust
       Stewart R. Horejsi
       Robert F. Wulf, CFA

     OFFICERS
       Robert T. Flaherty, CFA
         Chairman of the Board
         and President
       Donald F. Crumrine, CFA
         Vice President
         and Secretary
       Robert M. Ettinger, CFA
         Vice President
       Peter C. Stimes, CFA
         Vice President
         and Treasurer
       Carl D. Johns
         Assistant Treasurer

     INVESTMENT ADVISER
       Flaherty & Crumrine Incorporated
       e-mail: flaherty@westworld.com

     QUESTIONS CONCERNING YOUR SHARES OF PREFERRED
       INCOME MANAGEMENT FUND?
       - If your shares are held in a Brokerage
         Account, contact your Broker.
       - If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent --
                 First Data Investor Services Group, Inc.
                      P.O. Box 1376
                      Boston, MA 02104
                      1-800-331-1710




     THIS REPORT IS SENT TO SHAREHOLDERS OF PREFERRED INCOME MANAGEMENT FUND INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.






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                                   Quarterly
                                     Report




                                August 31, 1998